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                                                                 EXHIBIT 10.122


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("AMENDMENT") is entered into as of July 29, 1998, by and among RAMSAY HEALTH CARE, INC., a Delaware corporation ("BORROWER"), certain subsidiaries of Borrower listed on the signature pages hereto (the "GUARANTORS"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE CAPITAL"), and THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., a Delaware limited partnership ("ING;" GE Capital and ING are hereinafter each individually referred to as a "LENDER", and collectively, as "LENDERS"), and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. Borrower, Guarantors, Lenders, Administrative Agent and Syndication Agent are parties to a certain Credit Agreement dated as of September 30, 1997, as amended by the First Amendment to Credit Agreement dated as of March 27, 1998, the Second Amendment to Credit Agreement dated as of May 20, 1998 and the Third Amendment to Credit Agreement dated as of June 29, 1998 (as so amended, the "CREDIT AGREEMENT;" capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement).

         B. Borrower has requested that Lenders and Administrative Agent waive certain Defaults that have occurred for the period ending May 31, 1998, and Lenders and Administrative Agent have agreed to waive such Defaults, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                                    A. WAIVER

         Each Lender hereby waives all Defaults that arose under Section 6.11 of the Credit Agreement as of May 31, 1998 (but not thereafter); PROVIDED, HOWEVER, that the waiver granted therein shall remain in force and effect only so long as Paul Ramsay Holdings Pty. Ltd. continues to make loans to Borrower pursuant to the Ramsay Subordinated Note Purchase Agreement (up to the aggregate amount of $5,000,000 provided for therein) to fund working capital deficits and operating losses at the facilities acquired in the Dothan Alabama Acquisition and the Palm Bay Acquisition.

                               B. REPRESENTATIONS

         Each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent that:

         1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party's corporate power; (b) have been duly authorized by all necessary



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corporate and shareholder action; (c) are not in contravention of any provision of such Credit Party's certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other person;

         2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

         3. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                               C. OTHER AGREEMENTS

         1. Each Credit Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as modified by this Amendment, effective as of the date hereof.

         2. Each Guarantor hereby reaffirms and ratifies its unconditional and irrevocable, joint and several guarantee to Administrative Agent, Syndication Agent, Lenders and their respective successors, endorsees, transferees and assigns, of the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when due of the Obligations of Borrower arising under the Credit Agreement, as amended and affirmed hereby, and reaffirms and ratifies all of its other obligations under the Subsidiary Guaranty. Each Guarantor hereby consents to the execution and delivery of this Amendment by the Borrower, and each Guarantor acknowledges that it has received and reviewed a copy of the Amendment.

         3. Each Credit Party acknowledges and reaffirms that (i) all Liens granted to the Administrative Agent for the benefit of the Lenders under the Collateral Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

         4. Borrower agrees to pay on demand all costs and expenses of GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel to GE Capital.

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         5. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts), of the State of New York and all applicable laws of the United States of America.

         6. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                        RAMSAY HEALTH CARE, INC.


                                        By: _____________________________
                                            Remberto G. Cibran
                                            President



                                        GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Administrative Agent
                                             and as a Lender


                                        By: _____________________________
                                            Cheryl P. Boyd
                                            Authorized Signatory



                                        THE ING CAPITAL SENIOR SECURED
                                           HIGH INCOME FUND, L.P., as a Lender


                                        By: _____________________________
                                            Name:
                                            Title:









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                                     AMERICARE OF GALAX, INC.
                                     BETHANY PSYCHIATRIC HOSPITAL, INC.
                                     BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
                                     CAROLINA TREATMENT CENTER, INC.
                                     EAST CAROLINA PSYCHIATRIC SERVICES
                                      CORPORATION
                                     GREAT PLAINS HOSPITAL, INC.
                                     GREENBRIER HOSPITAL, INC.
                                     GULF COAST TREATMENT CENTER, INC.
                                     HAVENWYCK HOSPITAL, INC.
                                     H. C. CORPORATION
                                     HOUMA PSYCHIATRIC HOSPITAL, INC.
                                     HSA HILL CREST CORPORATION
                                     HSA OF OKLAHOMA, INC.
                                     INTEGRATED BEHAVORIAL SERVICES, INC.
                                     MESA PSYCHIATRIC HOSPITAL, INC.
                                     MICHIGAN PSYCHIATRIC SERVICES, INC.
                                     PSYCHIATRIC INSTITUTE OF WEST
                                      VIRGINIA
                                     RAMSAY ACQUISITION CORP.
                                     RAMSAY CORRECTIONAL SERVICES, INC.
                                     RAMSAY LOUISIANA, INC.
                                     RAMSAY MANAGEMENT SERVICES OF
                                      WEST VIRGINIA, INC.
                                     RAMSAY NEW ORLEANS, INC.
                                     RAMSAY YOUTH SERVICES, INC.
                                     RHCI SAN ANTONIO, INC.
                                     THE HAVEN HOSPITAL, INC.

                                     By: _____________________________
                                         Carol C. Lang
                                         Vice President of each of
                                         the foregoing Guarantors


                                     Attest: _____________________________
                                             Daniel A. Sims
                                             Secretary of each of the foregoing
                                             Guarantors








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                                        H. C. PARTNERSHIP

                                        By:  HSA HILL CREST CORPORATION,
                                             its General Partner


                                        By:_______________________
                                           Carol C. Lang
                                           Vice President



                                        RAMSAY MANAGED CARE, INC.
                                        UTAH PSYCHIATRIC AFFILIATES, INC.
                                        RAMSAY CONTRACT SERVICES, INC.
                                        RAMSAY MANAGEMENT SERVICES OF
                                          TEXAS, INC.
                                        RAMSAY YOUTH SERVICES OF ALABAMA,
                                          INC.
                                        RAMSAY YOUTH SERVICES OF FLORIDA,
                                          INC.


                                        By:_____________________________
                                           Carol C. Lang
                                           Vice President of each of
                                           the foregoing Guarantors


















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